UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 4, 2014

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7226 Lee DeForest Drive, Suite 104
Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 423-7438
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 4, 2014, TSS, Inc. (the “Company”) held the annual meeting of its stockholders. Two proposals were submitted to the stockholders of the Company for their approval, which proposals are described in detail in the Company’s proxy statement for the 2014 Annual Meeting filed with the Securities and Exchange Commission on April 30, 2014. The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:

1. The stockholders of the Company elected two Class III directors to serve a three-year term expiring in 2017. The final results of voting regarding this proposal were as follows:

Name	For	Withheld	Broker Non-Votes
Peter H. Woodward	6,628,396	20,667	4,808,091
Daniel J. Phelps	6,628,396	20,667	4,808,091

2. The stockholders of the Company voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The final results of voting regarding this proposal were as follows:

For	Against	Abstain
11,432,154	25,000	-0-

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Anthony Angelini
Anthony Angelini
President and Chief Executive Officer

Date: June 5, 2014